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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated September 26, 2002 in the Registration Statement (Form N-1A No. 333-89968 and 811-21115) of ETF Advisors Trust.



                                                ERNST & YOUNG LLP



New York, New York
September 26, 2002